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                                                                   EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
PNI Technologies, Inc.


We hereby consent to the incorporation by reference of our reports dated March 8, 2001, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, in the Company's Registration Statements on Form S-8, file numbers 333-3962, 333-3824, 333-3826 and 333-33879.

                                                     /s/ GRANT THORNTON LLP


Atlanta, Georgia
April 13, 2001